SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     July 23, 1997

                                    McDonnell Douglas Corporation
                Exact name of Registrant as Specified in Charter


Maryland                            1-3685                            43-0400674
(State or Other Jurisdiction     (Commission                       (IRS Employer
of Incorporation)                File Number)                Identification No.)


Post Office Box 516, St. Louis, Missouri                              63166-0516
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code               (314) 232-0232
                                                   ----------------------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.

     On July 23, 1997, the proposed merger between a subsidiary of The Boeing Company and McDonnell Douglas Corporation received a positive opinion from the European Commission, following the acceptance by The Boeing Company of certain conditions designed to address the European Commission's concerns regarding the merger.

     A copy of the press release issued by The Boeing Company on July 23, 1997 with respect to receipt of the European Commission's positive opinion is attached hereto as Exhibit 99 and is incorporated herein by reference.

                                     EXHIBIT

Exhibit No.

  99    Press Release


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        McDonnell Douglas Corporation
                                              (Registrant)

                                        /s/ Steven N. Frank
July 23, 1997                     By: -----------------------------------------
(Date)                                 Steven N. Frank
                                       Vice President, Associate General Counsel
                                       and Secretary